EXHIBIT 10.13

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT

AMENDMENT N0.1 TO THE CREDIT AGREEMENT, dated as of August 7, 2012 (this "Amendment"), to the Credit Agreement (as defined below), is entered into by and among Revett Silver Company, a corporation duly organized and existing under the laws of the State of Montana (the "Borrower"), each of the Guarantors (as defined therein), each lender from time to time party thereto and Société Générale, as administrative agent (in such capacity, the "Administrative Agent") and issuing bank (in such capacity, the "L/C Issuer").

PRELIMINARY STATEMENTS:

(1)           The Borrower, the Guarantors, the Administrative Agent and the L/C Issuer have entered into that certain Credit Agreement, dated as of December 8, 2011 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)           The Borrower desires the ability to request the issuance of Letters of Credit from time to time in connection with the satisfaction of certain financial bonding or surety requirements with respect to the Project, with the issuance of any such Letter of Credit being in the sole and absolute discretion of the L/C Issuer.

(3)           Pursuant to Section 11.01 of the Credit Agreement, (i) no amendment or waiver of any provision of the Credit Agreement, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent and (ii) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Revolving Credit Lenders required above, affect the rights or duties of the L/C Issuer under the Credit Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it.

(4)           Subject to the satisfaction of the conditions set forth herein, the Borrower, the Guarantors, the L/C Issuer, the Administrative Agent and the Required Lenders have agreed to amend the Credit Agreement to effect the changes described in clause (2) of these Preliminary Statements and make certain related amendments to the Credit Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.      Amendments to Credit Agreement. The Credit Agreement is, effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions set forth in Section 2 hereof, hereby amended as follows:

(a)           The following definition is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical position:

"Performance Bond Letter of Credit" means any Letter of Credit issued for the benefit of the State of Montana, in each case in the sole and absolute discretion of the L/C Issuer, for purposes of satisfying certain financial bonding or surety requirements of the State of Montana with respect to the Project.

EXHIBIT 10.13

(b)           Section 2.03(b)(j) of the Credit Agreement is hereby amended by adding the following text after the words "Each Letter of Credit" in the first line thereof: "(including any Performance Bond Letter of Credit)".

(c)           Section 2.03(b)(ii) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

"Notwithstanding anything to the contrary set forth herein, the issuance by the L/C Issuer of any Performance Bond Letter of Credit prior to the satisfaction of all of the conditions set forth in Section 4.03 (including, for the avoidance of doubt, Section 4.03(e)) in connection with any Credit Extension shall be in the sole and absolute discretion of the L/C Issuer."

(d)           Section 4.02 of the Credit Agreement is hereby amended by adding the following text immediately after the words "initial Credit Extension hereunder" in the second line of the lead-in paragraph of such section: "(which shall include the initial issuance of a Performance Bond Letter of Credit in the sole and absolute discretion of the L/C Issuer)".

(e)           Section 4.03 of the Credit Agreement is hereby amended by amending and restating the lead-in paragraph of such section as follows:

"The obligation of the L/C Issuer and each Revolving Credit Lender to honor any Request for Credit Extension (other than an Interest Election Request), which shall include any Letter of Credit Application with respect to any Performance Bond Letter of Credit issued in the sole and absolute discretion of the L/C Issuer, is subject to the following conditions precedent (provided that the condition precedent set forth in Section 4.03(e) shall not apply in the case of the issuance of any such Performance Bond Letter of Credit):".

(f)           Section 6.17 of the Credit Agreement is hereby amended by inserting the following text after the words "Credit Extension" in the second line thereof: "(provided that, for purposes of this Section 6.17, (x) any LIC Credit Extension consisting of the issuance of a Performance Bond Letter of Credit shall be deemed not to be a Credit Extension but (y) any Revolving Credit Borrowing following any notice of drawing under any such Performance Bond Letter of Credit shall constitute a Credit Extension)".

SECTION 2.      Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") when, and only when, the following conditions shall have been satisfied:

(a)           The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, each Guarantor, the L/C Issuer and the Required Lenders.

(b)           The Administrative Agent shall have received evidence that all reasonable out- of-pocket fees and expenses of the Administrative Agent (including the reasonable attorneys' fees and expenses) then due shall have been paid.

SECTION 3.      Representations and Warranties. Each Loan Party represents and warrants as of the date hereof as follows:

(a)           Assuming the effectiveness of this Amendment and after giving effect to it, all representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects on and as of the date hereof; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; and provided, further, that any representation and warranty that is qualified as to "materiality", "Material Adverse Effect" or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

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(b)           (i) It has the requisite power to execute and deliver this Amendment, and all corporate or other action required to be taken by it for the due and proper authorization, execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby has been duly and validly taken and (ii) this Amendment has been duly authorized, executed and delivered by it.

(c)           After giving effect to this Amendment, no Default has occurred and is continuing, or would result from the occurrence of the Amendment Effective Date.

SECTION 4.      Reference to and Effect on the Credit Agreement and the Loan Documents.

(a)           On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof' or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof' or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)           The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Revolving Credit Lender, the L/C Issuer or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d)           Each Loan Party agrees that this Amendment shall be a Loan Document for all purposes of the Credit Agreement as amended hereby and the other Loan Documents.

SECTION 5.      Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.      Miscellaneous. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7.      GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

REVETT SILVER COMPANY,
as the Borrower

By: /S/ Ken Eickerman
Title: CFO

REVETT MINERALS INC.,
as a Guarantor

By: /S/ Ken Eickerman
Title: CFO

TROY MINE INC.
as a Guarantor

By: /S/ Ken Eickerman
Title: CFO

RC RESOURCES INC.
as a Guarantor

By: /S/ Ken Eickerman
Title: CFO

SOCIÉTÉ GÉNÉRALE,
as Revolving Credit Lender

By: /S/ Daniel Ota
Title: Director

SOCIÉTÉ GÉNÉRALE,
as Administrative Agent and L/C

By
Name: /S/ Daniel Ota
Title: Director